                                FMC SELECT FUND

                              Investment Adviser:
                              FIRST MANHATTAN CO.


This Prospectus offers shares of the FMC Select Fund (the "Fund"), which is a separate series of The Advisors' Inner Circle Fund (the "Trust").

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1997 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



February 28, 1997



FMC-F-001-03

                        THE ADVISORS' INNER CIRCLE FUND

                                    SUMMARY

The following provides basic information about the FMC Select Fund (the "Fund"), one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

What is the Fund's Investment Objective and Policies? The Fund seeks to obtain a favorable rate of return principally through capital appreciation and to a limited degree through current income by investing in a portfolio of equity and fixed income securities, including money market instruments.

What are the Risks Involved with an Investment in the Fund? An investment in the Fund entails certain risks and considerations of which investors should be aware. The Fund invests in equity and fixed income securities that fluctuate in value, and investors should expect the Fund's net asset value per share to fluctuate in value. The Fund also may invest in securities that have speculative characteristics. See "Investment Objective," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

Who is the Adviser? First Manhattan Co. (the "Adviser") serves as the investment adviser to the Fund. In addition to advising the Fund, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. See "The Adviser."

Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Fund. See "The Administrator."

Who is the Transfer Agent? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

Who is the Distributor? SEI Financial Services Company (the "Distributor") serves as the distributor of the Fund's shares. See "The Distributor."

Is there a Sales Load?  No, shares of the Fund are offered on a no-load basis.

Is there a Minimum Investment? The Fund requires a minimum initial investment of $10,000, and subsequent investments must total $1,000 or more. These minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor.

How do I Purchase and Redeem Shares? Purchases and redemptions may be made on days when the New York Stock Exchange is open for business ("Business Days"). A purchase order will be effective as of the Business Day received by the Fund's Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. To open an account using wired funds, you must first call 1-800-808-4921. Redemption orders
                                    -----
placed prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Fund also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

How are Distributions Paid? The Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of quarterly dividends. Any realized capital gain is distributed at least annually. Distributions of net investment income and capital gains are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information -- Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                 FMC SELECT FUND
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases.............................................None
Sales Load Imposed on Reinvested Dividends..................................None
Deferred  Sales  Load.......................................................None
Redemption  Fees (1)........................................................None
Exchange  Fees..............................................................None
--------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.


ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Advisory Fees (after waivers)(2)........................................... .70%
12b-1 Fees................................................................. None
Other Expenses............................................................. .40%
--------------------------------------------------------------------------------
Total Operating Expenses (2)                                               1.10%
--------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, agreed to waive Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of average daily net assets. The other expenses and total operating expenses shown reflect this voluntary arrangement. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion. Absent such waivers, advisory fees and annual total operating expenses for the fiscal period ended October 31, 1996 would have been .80% and 1.20% of average daily net assets, respectively. See "The Adviser."


EXAMPLE
--------------------------------------------------------------------------------
                                          1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
  You would pay the following expenses
  on a $1,000 investment in the Fund      $11      $35       $61       $134
  assuming (1) 5% annual return and (2)
  redemption at the end of each time
  period.
--------------------------------------------------------------------------------

The example is based upon total operating expenses of the Fund after fee waivers as shown in the expense table. The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             The Advisors' Inner Circle Fund

The following information on the FMC Select Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 6, 1996 on the Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Fund's financial statements and additional performance information are contained in the Annual Report to Shareholders, which is available without charge by calling 1-800-932-7781.

For a Share of the Portfolio Outstanding Throughout the Period:

                                                                   FMC
                                                                  Select
                                                                   Fund
-----------------------------------------------------------------------------
                                                   11/01/95      5/8/95(2)
                                                      to           to
                                                   10/31/96      10/31/95
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........      $10.97           $10.00
-----------------------------------------------------------------------------
Income From Investment Operations:
-----------------------------------------------------------------------------
   Net Investment Income.....................        0.14             0.10
-----------------------------------------------------------------------------
   Realized and Unrealized
     Gains on Securities.....................        2.48             0.96
-----------------------------------------------------------------------------
Total From Investment Operations.............        2.62             1.06
-----------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income.....       (0.14)           (0.09)
-----------------------------------------------------------------------------
Distributions from Capital Gains.............       (0.03)              --
-----------------------------------------------------------------------------
     Total Distributions.....................       (0.17)           (0.09)
-----------------------------------------------------------------------------
Net Asset Value, End of Period...............      $13.42           $10.97
-----------------------------------------------------------------------------
Total Return(1)..............................       23.99%           10.60%
-----------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End Of Period (000)..............     $47,909          $27,202
Ratios Of Expenses To Average Net Assets.....        1.10%            1.10%*
Ratio Of Expenses To Average Net Assets
(Excluding Reimbursements)...................        1.20%            1.57%*
Ratio Of Net Investment Income To Average
Net Assets...................................        1.10%            1.96%*
Ratio Of Net Income to Average
Net Assets (Excluding Reimbursements)........        1.00%            1.49%*
Portfolio Turnover Rate......................       24.39%            1.87%
Average Commission Rate (3)..................     $0.0600               --
=============================================================================

*  Annualized

(1)  Total Return is for the period indicated and has not been annualized.

(2)  The FMC Select Fund commenced operations on May 8, 1995.

(3) Average commission rate paid per share for the security purchases and sales on which commissions were paid during the period.

THE TRUST AND THE FUND

The Advisors' Inner Circle Fund (the "Trust") is designed to provide a convenient and economic means of investing in professionally managed portfolios of securities by offering shares in a number of separately-managed mutual funds, each of which is a separate series ("fund") of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the FMC Select Fund (the "Fund"), a diversified portfolio.

INVESTMENT OBJECTIVE

The Fund seeks a favorable rate of return principally through capital appreciation and to a limited degree through current income. There can be no assurance that the Fund will be able to achieve its investment objective.

GENERAL INVESTMENT POLICIES

The Fund invests principally in equity securities, and to a limited degree in fixed income securities, including money market instruments. The Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, including money market instruments. The exact percentage of the Fund's assets invested in equity and fixed income securities will vary from time to time in accordance with the Adviser's assessment of investment opportunities.

Equity Securities.  The equity securities in which the Fund may invest are
-----------------
common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Adviser may also purchase U.S. dollar-denominated equity securities (including Depositary Receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the United States.

In selecting equity securities for the Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding, and in equity securities of companies where all of these factors may not be present, but whose shares nevertheless sell at a market valuation below their perceived intrinsic value.

Fixed Income Securities.  The fixed income securities that may be purchased by
-----------------------
the Fund are: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (ii) dollar denominated corporate bonds and debentures of U.S. and foreign companies that are rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's"), or are unrated but of comparable quality as determined by the Adviser; (iii) mortgage-backed securities that are issued or guaranteed by a U.S. Government agency or that are privately-issued collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the top two categories by S&P or Moody's; (iv) high quality commercial paper; (v) securities issued by the Government of Canada and supranational agencies such as the World Bank; (vi) asset-backed securities rated in one of the top two categories by S&P or Moody's; (vii) short-term debt obligations of U.S. and foreign banks; (viii) zero coupon securities; (ix) money market instruments; and (x) repurchase agreements.

Debt rated BBB- by S&P is regarded as having an adequate capacity to pay interest and repay principal. In S&P's view, whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated Baa3 by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the view of Moody's, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. In the event any fixed income security held by the Fund is downgraded below the applicable rating category set forth above, the Adviser will review the security and determine whether to retain or dispose of it.

In selecting fixed income securities for the Fund, the Adviser will seek added returns from the long-term compounding of incremental yields rather than from attempting to anticipate bond market price swings. The sources of incremental returns are (1) the higher yields on corporate and government agency securities compared to U.S. Treasury securities and (2) mispriced prepayment options. The fixed income component of the Fund ordinarily will consist of securities with a duration of up to eight years. Interest rate forecasting will not play a significant role in the Adviser's fixed income investment strategy.

Auxiliary Policies.
------------------

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Fund also may invest up to 5% of its total assets in convertible debt securities rated Caa or higher by Moody's or CCC or higher by S&P, Duff & Phelps Corporation or Fitch Investor Services, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment-grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments and Risk Factors."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Fund's assets in cash or money market instruments.



For a description of the permitted investments of the Fund and the associated risk factors, see "Description of Permitted Investments and Risk Factors." For a description of ratings, see the Appendix to the Statement of Additional Information.

RISK FACTORS

Equity Securities -- Investments in common stocks are subject to market risks
-----------------
which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Fixed Income Securities -- The market value of fixed income investments will
-----------------------
generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Options -- Risks associated with options transactions include the following: (1)
-------
if hedging, the success of such a strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for an option; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Securities of Foreign Issuers -- There are certain risks connected with
-----------------------------
investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other government restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions of foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and the difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

INVESTMENT LIMITATIONS

The investment objective of the Fund and the investment limitations set forth below and in the Statement of Additional Information are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. The Fund will not purchase additional securities while borrowings exceed 5% of its assets.

As relating to investment limitation numbers 1 and 2, the foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

First Manhattan Co. is a professional investment management firm organized as a limited partnership that was founded in 1964. Because of the amount of his ownership of the firm's outstanding partnership interests, Mr. David S. Gottesman is deemed to control the Adviser. As of December 31, 1996, the Adviser had management authority with respect to approximately $6 billion of assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

The Adviser serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Fund, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions.

Bernard C. Groveman, CFA, and A. Byron Nimocks, general partners of the Adviser since 1994 and 1990, respectively, have managed the equity component of the Fund since the Fund commenced operations. From 1990-1993, Mr. Groveman was a portfolio manager with the Adviser.

William K. McElroy, a Managing Director of the Adviser, has managed the fixed income component of the Fund since the Fund commenced operations. Mr. McElroy has been a portfolio manager with the Adviser since 1987.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee in order to limit total operating expenses of the Fund to not more than 1.10% of its average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver at any time. For the fiscal year ended October 31, 1996, the Adviser received a fee (after waiver) equal to .70% of the Fund's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets. The Administrator's fee is subject to an annual minimum of $75,000.

The Administrator also serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Fund.

FUND TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of securities for the Fund and directs the Adviser to seek to obtain the best net results. The Fund expects to execute all or a substantial portion of its brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for which each may receive usual and customary compensation.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Fund directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009, or by contacting the Adviser. Shareholders may place purchase and redemption orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on days when the New York Stock Exchange is open for business (a "Business Day"). Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

The minimum initial investment in the Fund is $10,000, and subsequent purchases must be at least $1,000. These minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $100.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to the FMC Select Fund) for $10,000 or more, together with a completed Account Application, to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 9870601087; Further Credit: FMC Select Fund. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Fund is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Redemptions

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or Automated Clearing House ("ACH") wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Fund by Federal Reserve wire on Federal holidays restricting wire transfers. The Trust does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Systematic Withdrawal Plan -- The Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Additional Redemption Information -- Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Calculation of Net Asset Value -- The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on any Business Day. The Fund will use a pricing service to provide market quotations. With respect to fixed income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

 PERFORMANCE

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund:

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions:

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Fund are sold with original issue discount and thus generally do not make periodic cash interest payments. The Fund will be required to include as part of its current income a portion of the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell fund securities to distribute such accreted income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain state-specific conditions are satisfied. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. Such distributions will be invested in additional shares of the Fund unless the investor has chosen to receive distributions in cash.

A sale, exchange or redemption of the Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

The Trust

The Trust, an open-end investment management company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series of shares. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. Information regarding the other funds of the Trust is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the shareholder of record to one vote. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

As of February 19, 1997, the First Manhattan Co. Thrift Plan and Trust (New York, NY), the participants in which are the partners and employees of the Adviser, owned a controlling interest in the Fund as defined by the Investment Company Act of 1940, as amended.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually to shareholders of record for the Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

Shareholder inquiries not involving orders to purchase or redeem shares may be directed to the FMC Select Fund, c/o The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781. Purchases and redemptions of shares may be made through the Transfer Agent by calling 1-800-808-4921.

Dividends and Distributions

Substantially all of the net investment income (excluding capital gain) of the Fund is distributed in the form of quarterly dividends. Shareholders of record on the last Business Day of each quarter will be entitled to receive the
quarterly dividend distribution.   If any capital gain is realized,
substantially all of it is distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfer.

Dividends and other distributions of the Fund are paid on a per share basis.
The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 serves as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain permitted investments and associated risk factors for the Fund:

Asset-Backed Securities -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.



Bank Obligations -- Debt obligations issued by U.S. and foreign banks, including bankers' acceptances (bills of exchange or time draft drawn on and accepted by commercial banks and used by corporations to finance the shipment and storage of goods and to furnish dollar exchange), certificates of deposit (negotiable interest bearing instruments with specific maturities issued by banks and savings and loan institutions in exchange for the deposit of funds), and time deposits (non-negotiable receipts issued by banks in exchange for the deposit of funds that earn a specified rate of interest over a definite period of time).

Commercial Paper -- Unsecured short-term promissory notes issued by corporations and other entities. The maturities on these issues vary from a few days to nine months.

Convertible Securities -- Convertible securities have characteristics of both fixed income and equity securities. Because of the conversion feature (which may be mandatory or optional), the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

High Risk, High Yield Convertible Securities -- Fixed income securities
--------------------------------------------
(including convertible securities) rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Corporate Bonds -- Debt instruments issued by a private corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features: (1) they are taxable; (2) they have a par value of $1,000; and (3) they have a term maturity. They are sometimes traded on major exchanges.

Equity Securities -- Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may therefore be more suitable for long-term investors.

Fixed Income Securities -- The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Futures Contracts and Options on Futures Contracts -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset
                                          ---- ----
changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to accept, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

Investment Company Securities -- The Fund's purchase of investment company securities will result in the layering of expenses. The Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns in the aggregate (1) more than 3% of the total outstanding voting stock of the acquired company, (2) securities issued by the acquired company having an aggregate value of 5% of the value of the total assets of the Fund, or (3) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Money Market Instruments -- These high quality, short-term debt instruments consist of U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by high quality banks or savings and loan associations; commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Mortgage Backed Securities -- The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund may also purchase collateralized mortgage obligations and real estate mortgage investment conduits issued by governmental and non-governmental entities. The mortgages backing these securities include conventional 30 year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage backed securities' market value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment rates of the underlying mortgages fluctuate, it is not possible to predict accurately the average life or anticipated yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Options -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

The Fund may purchase put and call options to protect against a decline in the market value of the securities in its fund or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. The Fund may purchase and write options only on an exchange.

Risk Factors.  Risks associated with options transactions include:  (1) the
------------
success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements -- Repurchase agreements are agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered to be loans by the Fund.

Securities of Foreign Issuers -- The Fund will purchase only those securities of foreign issuers (including American Depositary Receipts or "ADRs") that are traded on registered exchanges or the over-the-counter market in the United States. ADRs are typically issued by a U.S. financial institution and evidence ownership of underlying securities issued by a foreign issuer. Investments in securities of foreign issuers are subject to special risks such as future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, greater fluctuation in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions. Foreign securities issuers are often subject to accounting treatment and engage in business practices different from those respecting domestic securities issuers.

Securities Lending -- In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities loan. The Fund continues to receive interest on the securities loaned while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

U.S. Government Securities -- Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA obligations) or are guaranteed by the Treasury. Issues of other agencies or instrumentalities are supported only by the issuing agency's right to borrow from the Treasury or by the credit of the agency or instrumentality (e.g., FNMA). Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

U.S. Treasury Securities -- U.S. Treasury securities consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

Variable and Floating Rate Securities -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

When-Issued Transactions -- The Fund may enter into forward commitments or purchase securities on a when-issued basis, in which case delivery and payment normally take place at a future date. The interest rate on these securities is fixed as of the purchase date although no interest accrues until the settlement date. These securities are subject to market fluctuation due to changes in market interest rates during the period between the purchase date and the delivery date.

Zero Coupon Securities -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.


Please see the Statement of Additional Information for more information about the permitted investments of the Fund.

                               TABLE OF CONTENTS


SUMMARY................................................................    2
EXPENSE SUMMARY........................................................    4
FINANCIAL HIGHLIGHTS...................................................    5
THE TRUST AND THE FUND.................................................    6
INVESTMENT OBJECTIVE...................................................    6
GENERAL INVESTMENT POLICIES............................................    6
RISK FACTORS...........................................................    8
INVESTMENT LIMITATIONS.................................................    9
THE ADVISER............................................................    9
THE ADMINISTRATOR......................................................   10
THE TRANSFER AGENT.....................................................   10
THE DISTRIBUTOR........................................................   10
FUND TRANSACTIONS......................................................   11
PURCHASE AND REDEMPTION OF SHARES......................................   11
PERFORMANCE............................................................   13
TAXES..................................................................   14
GENERAL INFORMATION....................................................   15
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS..................   17

Fund:
FMC SELECT FUND



Adviser:
FIRST MANHATTAN CO.



Trust:
THE ADVISORS' INNER CIRCLE FUND



Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FUND RESOURCES



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



February 28, 1997

                                FMC SELECT FUND

                                   A Fund of:
                        THE ADVISORS' INNER CIRCLE FUND

                              Investment Adviser:
                              FIRST MANHATTAN CO.

This Statement of Additional Information is not a prospectus and relates only to the FMC Select Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Fund and should be read in conjunction with the Fund's prospectus dated February 28, 1997. The Prospectus for the Fund may be obtained by calling 1-800-932-7781.

                               TABLE OF CONTENTS

THE TRUST AND THE FUND....................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS......................................S-2
INVESTMENT LIMITATIONS....................................................S-5
THE ADVISER...............................................................S-7
THE ADMINISTRATOR.........................................................S-7
THE DISTRIBUTOR...........................................................S-8
TRUSTEES AND OFFICERS OF THE TRUST........................................S-8
COMPUTATION OF YIELD AND TOTAL RETURN....................................S-12
PURCHASE AND REDEMPTION OF SHARES........................................S-13
DETERMINATION OF NET ASSET VALUE.........................................S-13
TAXES....................................................................S-13
FUND TRANSACTIONS........................................................S-15
DESCRIPTION OF SHARES....................................................S-17
SHAREHOLDER LIABILITY....................................................S-17
LIMITATION OF TRUSTEES' LIABILITY........................................S-17
5% SHAREHOLDERS..........................................................S-18
EXPERTS..................................................................S-18
FINANCIAL STATEMENTS.....................................................S-18
APPENDIX................................................................. A-1

February 28, 1997

FMC-F-002-04

THE TRUST AND THE FUND

This Statement of Additional Information ("Statement") relates only to the FMC Select Fund (the "Fund"). The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." No investment in shares of a fund should be made without first reading that fund's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

DESCRIPTION OF PERMITTED INVESTMENTS

Mortgage Backed Securities

The Fund may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Fund may invest in mortgage backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs typically are issued with a number of classes or series which have different maturities and which are retired using cash flow from underlying collateral according to a specified plan.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Repurchase agreements are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

The Fund only invests in investment grade fixed income securities; however, it may hold up to 5% of its total assets in convertible debt securities which are rated as low as Caa by Moody's or CCC by S&P. Such below investment grade instruments are high risk, high yield securities (known as "junk bonds") that involve greater risk of default or price declines than investment grade securities due to changes in the issuers' creditworthiness and the outlook for economic growth. The market for these securities may be thinner and less active causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. For these reasons, it is the Fund's policy to use such ratings in conjunction with the Adviser's own independent, ongoing review of credit quality.

The Fund may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

The Fund may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place at a future date. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the custodian, and the Fund will maintain liquid assets (cash, U.S. Government obligations, or liquid, high quality debt obligations) in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

The Fund may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Investment Company Shares

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the portfolio's usual expenses. See also "Investment Limitations."

INVESTMENT LIMITATIONS

The following policies are, except for policies 3, 6, 8 and 10, non-fundamental policies of the Fund. Non-fundamental polices may be changed or eliminated by the Trust's Board of Trustees without a vote of the Fund's shareholders. The term "majority of the outstanding shares" of the Fund or the Trust, respectively, means the vote of (i) 67% or more of the Fund's or the Trust's shares present at a meeting, if more than 50% of the outstanding shares of the Fund or the Trust are present or represented by proxy, or (ii) more than 50% of the Fund's or the Trust's outstanding shares, whichever is less.

The Fund may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent the Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent the Fund from investing in commodities contracts relating to financial instruments.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940 or pursuant to an order of exemption therefrom.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation or order of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

12. Invest in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which the Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.



The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security as to each limitation except number 3.

THE ADVISER

The Trust and First Manhattan Co. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the Adviser was paid $90,353 and $268,433, respectively, and for fiscal period ended October 31, 1995 reimbursed fees of $53,582 and for fiscal year ended October 31, 1996 waived fees of $38,766.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the

Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party. For the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the Administrator received fees of $36,370 and $81,018, respectively, for the Fund.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for the distribution of shares of the Fund.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each may have held other positions with the named companies during that period. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc.,

First American Investment Funds, Inc., First American Strategy Funds, Inc, HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds(R), and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Insurance Investment Products Trust, 1784 Funds(R), Pillar Funds, Rembrandt Funds, and Stepstone Funds.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI. Trustee of the Arbor Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Insurance Investment Products Trust, The Advisors' Inner Circle Fund, and Marquis Funds(R).

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer

(Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

GENE PETERS (DOB 06/03/29)--- Trustee** -- 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-
1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of the Arbor Fund, Marquis Funds(R) and Advisors' Inner Circle Fund.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust, and SEI Institutional Investments Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary, Deputy General Counsel of SEI, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON (DOB 09/27/59)-- Vice President and Assistant Secretary -- Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.



STEPHEN G. MEYER (DOB 07/12/65) -- Controller, Chief Financial Officer-Vice President and Controller of SEI Fund Resources since 1995. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1995. Senior Associate, Coopers and Lybrand, 1990-1992.

TODD B. CIPPERMAN (DOB 01/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker Biddle & Reath (law firm) (1994-1996).
Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-
1993); Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).
----------------------------------------

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1996.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total
                                                                                                       Compensation From
                             Aggregate Compensation       Pension or               Estimated           Registrant and Trust
                             From Registrant for the      Retirement Benefits      Annual Benefits     Complex* Paid to
                             Fiscal Year Ended            Accrued as Part of       Upon                Trustees for the
Name of Person, Position     October 31, 1996             Trust Expenses           Retirement          Fiscal Year Ended
                                                                                                       October 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
John T. Cooney                     $9,859                      N/A                     N/A              $9,859 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------
Frank E. Morris                    $10,006                     N/A                     N/A              $10,006 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------
Robert Patterson                   $10,006                     N/A                     N/A              $10,006 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters                   $10,006                     N/A                     N/A              $10,006 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.              $10,006                     N/A                     N/A              $10,006 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq.       $0                                N/A                     N/A              $0 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher             $0                                N/A                     N/A              $0 for
                                                                                                        services on 1 board
-----------------------------------------------------------------------------------------------------------------------------

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise its yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the

Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 [((a-b)/cd + 1)/6/ - 1)] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1996, the yield for the Fund was 1.00%.

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1996 and for the period from May 8, 1995 (commencement of operations) through October 31, 1996, the total return for the Fund was 23.99% and 23.74% (annualized) respectively. The cumulative total return for the Fund from May 8, 1995 through October 31, 1996 was 37.13%.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any Business Day. Shares of the Fund are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind, readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the

SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator uses an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on December 31st of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of the Fund by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Fund on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund may invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Fixed income securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fixed income portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund.

It is expected that the Fund will execute all or substantially all of the Fund's brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for a commission in conformity with the Investment Company Act of 1940, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Adviser and the Distributor are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange. These rules further require that commissions paid to the Adviser or the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Adviser and the Distributor and will review these procedures periodically. For the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions to the Distributor. For the fiscal period ended October 31, 1996, all securities transactions for the Fund were directed to the Adviser. For the fiscal year ended October 31, 1996 and for the fiscal period ended October 31, 1995, the Fund paid $56,991 and $48,428, respectively, in commissions to the Adviser.

For the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the portfolio turnover rate for the Fund was 1.87% and 24.39%, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS

As of February 19, 1997, the First Manhattan Co. Thrift Plan and Trust, the participants in which are the partners and employees of the Adviser, held 36% of the shares of the Fund.


EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1996, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 1996 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Commercial paper rated A-1 by S&P is regarded by S&P as having the greatest capacity for timely payment. Ratings are further refined by the use of a plus sign to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of "superior" quality on the basis of relative repayment capacity.

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by S&P and Moody's, respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualifies as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

Debt rated CCC has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds rated Baa by Moody's are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                      A-3